Exhibit 21
MERCK & CO., INC. SUBSIDIARIES
as of 12/31/08
     The following is a list of subsidiaries of the Company, doing business under the name stated.

Country or State
Name	of Incorporation
Abmaxis Inc.	Delaware
Ancare Australia (Pty) Limited[1]	Australia
Ancare Ireland Limited[1]	Ireland
Animal Health Care South Africa (Pty) Limited[1]	South Africa
ASP, Inc. [1]	Georgia
Banyu Pharmaceutical Co., Ltd.	Japan
Beijing Merial Vital Laboratory Animal Technology Co. Ltd. [1]	China
BRC Ltd.	Bermuda
Charles E. Frosst (U.K.) Limited	United Kingdom
Chibret Pharmazeutische GmbH	Germany
Cloverleaf International Holdings S.a.r.l.	Luxembourg
Comsort, Inc.	Delaware
Coophavet S.A.S. [1]	France
Crosswinds B.V.	Netherlands
Dieckmann Arzneimittel GmbH	Germany
European Insurance Risk Excess Limited	Ireland
Farmacox-Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD S.A.S.	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Fregenal Holdings S.A.	Panama
Frosst Iberica, S.A.	Spain
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa — Produtos Farmaceuticos, Lda.	Portugal
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Company Limited[1]	China
Hawk and Falcon L.L.C.	Delaware
Heptafarma Companhia Farmaceutica, Lda.	Portugal
IM Merial Holdings, LLC[1]	Delaware
International Indemnity Ltd.	Bermuda
Istituto Di Richerche Di Biologia Molecolare S.p.A.	Italy
Istituto Gentili S.p.A./Inc.	Italy/Delaware
Johnson & Johnson — Merck Consumer Pharmaceuticals Company[1]	New Jersey
Johnson & Johnson Consumer Pharma of Canada[1]	Canada
KBI Inc.	Delaware
KBI Sub Inc.	Delaware
KBI-E Inc.	Delaware
KBI-P Inc.	Delaware
Kiinteisto Oy Viistotie 11	Finland
Laboratoires Merck Sharp & Dohme-Chibret SNC	France

Country or State
Name	of Incorporation
Laboratorios Abello, S.A.	Spain
Laboratorios Biopat, S.A.	Spain
Laboratorios Chibret, S.A.	Spain
Laboratorios Frosst, S.A.	Spain
Laboratorios Medichip S.L.	Spain
Laboratorios Merial Peru S.A. [1]	Peru
Laboratorios Neurogard, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Lda.	Portugal
LOSPAR Partnership[1]	Delaware
Maple Leaf Holdings SRL	Barbados
MCM Vaccine Co. [1]	Pennsylvania
Merck and Company, Incorporated	Delaware
Merck Borinquen Holdings, Inc.	Delaware
Merck Capital Ventures, LLC	Delaware
Merck Cardiovascular Health Company	Nevada
Merck Frosst Canada Ltd.	Canada
Merck Frosst Company	Canada
Merck Frosst Finco LP	Canada
Merck Frosst Schering Pharma GP1	Canada
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings LLC	Delaware
Merck Respiratory Health Company	Nevada
Merck SH Inc.	Delaware
Merck Sharp & Dohme (Argentina) Inc.	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) B.V.	Netherlands
Merck Sharp & Dohme (Holdings) Limited	United Kingdom
Merck Sharp & Dohme (I.A.) Corp.	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Investments) B.V.	Netherlands
Merck Sharp & Dohme (Ireland) Ltd.	Bermuda
Merck Sharp & Dohme (Israel — 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Italia) S.p.A.	Italy
Merck Sharp & Dohme (Lebanon) S.A.L.	Lebanon
Merck Sharp & Dohme (Middle East) Limited	Cyprus
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Panama) S.A.	Panama
Merck Sharp & Dohme (Puerto Rico) Ltd.	Bermuda
Merck Sharp & Dohme (Singapore) Ltd.	Bermuda
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme Asia Pacific Services Pte Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme Biologics (Ireland) Ltd.	Bermuda

Country or State
Name	of Incorporation
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Chibret A.G.	Switzerland
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme de Espana, S.A.	Spain
Merck Sharp & Dohme de Mexico S.A. de C.V.	Mexico
Merck Sharp & Dohme de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme de Venezuela S.R.L.	Venezuela
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme GmbH	Austria
Merck Sharp & Dohme IDEA AG	Switzerland
Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada	Brazil
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Ísland hf	Iceland
Merck Sharp & Dohme Japan Co., Ltd.	Japan
Merck Sharp & Dohme Limited	United Kingdom
Merck Sharp & Dohme Manufacturing	Ireland
Merck Sharp & Dohme Manufacturing Holdings	Bermuda
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceuticals LLC	Russia
Merck Sharp & Dohme Pharmaceuticals SRL	Barbados
Merck Sharp & Dohme Quimica de Puerto Rico Ltd.	Bermuda
Merck Sharp & Dohme Quimica de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Research Ltd.	Bermuda
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme SIA	Latvia
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore
Merck Sharp & Dohme Tunisie Sarl	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp and Dohme Holdings de Mexico, S.A. de C.V.	Mexico
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merck Technology (U.S.) Company, Inc.	Nevada
Merial (IA) LLP[1]	Puerto Rico
Merial (Thailand) Ltd[1]	Thailand
Merial Animal Health Co. Ltd. [1]	China
Merial Animal Health Limited (U.K.) [1]	United Kingdom
Merial Animal Health Limited[1]	Ireland
Merial Argentina SA1	Argentina
Merial Asia Pte, Ltd. [1]	Singapore
Merial Australia Pty Ltd[1]	Australia
Merial B.V. [1]	Netherlands
Merial Belgium [1]	Belgium
Merial Canada, Inc. [1]	Canada

Country or State
Name	of Incorporation
Merial Colombia S.A. [1]	Colombia
Merial de Mexico S.A. de C.V. [1]	Mexico
Merial Distribution SAS[1]	France
Merial Finance LLC[1]	Delaware
Merial GmbH[1]	Germany
Merial Hong Kong Limited[1]	Hong Kong
Merial Inc. [1]	Delaware
Merial International Trading (Shanghai) Co., Ltd. [1]	China
Merial Italia SpA[1]	Italy
Merial Japan, Limited[1]	Japan
Merial Korea Ltd[1]	Korea
Merial Laboratorios SA1	Spain
Merial Limited/LLC[1]	United Kingdom/Delaware
Merial Mexico S.A. de C.V. [1]	Mexico
Merial Nanjing Animal Health Co. Ltd. [1]	China
Merial New Zealand Limited[1]	New Zealand
Merial Norden A/S1	Denmark
Merial Philippines, Inc. [1]	Philippines
Merial Portuguesa — Saude Animal LDA[1]	Portugal
Merial Production SAS[1]	France
Merial SA1	Uruguay
Merial SAS [1]	France
Merial Saude Animal Ltda[1]	Brazil
Merial Select, Inc. [1]	Georgia
Merial South Africa (Proprietary) Limited[1]	South Africa
Merial Taiwan Co., Ltd. [1]	Taiwan
Merial Technologies, Inc. [1]	Delaware
Merial Venezuela , C.A. [1]	Venezuela
ML Holdings (Canada) Inc.	Canada
MSD (Nippon Holdings) BV	Netherlands
MSD (Norge) A/S	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Australia Superannuation Pty Ltd.	Australia
MSD Brazil (Investments) B.V.	Netherlands
MSD Chibropharm GmbH	Germany
MSD China (Investments) B.V.	Netherlands
MSD Eurofinance L.P.	Bermuda
MSD Finance B.V.	Netherlands
MSD Finland Oy	Finland
MSD International Holdings, Inc.	Delaware
MSD Investment Holdings (Ireland)	Ireland
MSD Ireland (Holdings) S.a.r.l.	Luxembourg
MSD Ireland Resources	Ireland
MSD Korea Ltd.	Korea
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Magyarország Kereskedelmi es Szolgaltato Kft	Hungary

Country or State
Name	of Incorporation
MSD Mexico Investments B.V.	Netherlands
MSD Overseas Manufacturing Co (Ireland)	Ireland
MSD Overseas Manufacturing Co.	Bermuda
MSD Pharmaceuticals Private Limited	India
MSD Polska Sp.z.o.o.	Poland
MSD Puerto Rico Holdings, Inc.	Puerto Rico
MSD Regional Business Support Center GmbH	Germany
MSD Scandinavia AS	Norway
MSD Sharp & Dohme GmbH	Germany
MSD Stamford Singapore Pte Ltd	Singapore
MSD Technology Singapore Pte. Ltd.	Singapore
MSD Tuas Singapore Pte. Ltd.	Singapore
MSD Unterstutzungskasse GmbH	Germany
MSD Ventures Singapore Pte. Ltd.	Singapore
MSD Vostok B.V.	Netherlands
MSD-Essex GmbH[1]	Switzerland
MSDJ Holdings (Canada) Inc.	Canada
MSD-SP Ltd.[1]	United Kingdom
MSP Distribution Services (C) LLC[1]	Nevada
MSP Distribution Services (R) LLC[1]	Nevada
MSP Singapore Company, LLC[1]	Delaware
MSP Technology (U.S.) Company, LLC[1]	Delaware
Neopharmed S.p.A.	Italy
Nomad New Jersey, Inc. [1]	New Jersey
NovaCardia, Inc.	Delaware
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pasteur Vaccins S.A. [1]	France
Rhone-Merieux Limited[1]	United Kingdom
Rosetta Biosoftware UK Limited	United Kingdom
Rosetta Inpharmatics LLC	Delaware
Sanofi Pasteur MSD A/S1	Denmark
Sanofi Pasteur MSD AB1	Sweden
Sanofi Pasteur MSD AG1	Switzerland
Sanofi Pasteur MSD ApS[1]	Denmark
Sanofi Pasteur MSD AS1	Norway
Sanofi Pasteur MSD Gestion S.A.[1]	France
Sanofi Pasteur MSD GmbH[1]	Austria
Sanofi Pasteur MSD GmbH[1]	Germany
Sanofi Pasteur MSD Ltd. [1]	United Kingdom
Sanofi Pasteur MSD Ltd. [1]	Ireland
Sanofi Pasteur MSD N.V./S.A. [1]	Belgium
Sanofi Pasteur MSD Oy1	Finland
Sanofi Pasteur MSD S.A. [1]	Portugal
Sanofi Pasteur MSD S.A. [1]	Spain
Sanofi Pasteur MSD S.p.A. [1]	Italy
Sanofi Pasteur MSD SNC [1]	France
SFPA, Inc. [1]	Delaware
Sharp & Dohme, S.A.	Spain
Sirna Therapeutics, Inc.	Delaware

Country or State
Name	of Incorporation
TELERx Marketing Inc.	Pennsylvania
The MSD Foundation Limited	United Kingdom
Thomas Morson & Son Limited	United Kingdom
Transrow Manufacturing Ltd. [1]	Bermuda
UAB Merck Sharp & Dohme	Lithuania
Variopharm Arzneimittel GmbH	Germany
Vin-Mex, S.A. [1]	Mexico

[1]	own less than 100%